EXHIBIT 99.2

CERTIFICATION PURSUANT TO

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Uranium Power Corporation (the “Company”) on Form 10-QSB for the period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thornton Donaldson, acting Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

           /s/   Thornton Donaldson
        Thornton Donaldson
        Acting Treasurer and Chief Financial Officer
        September 16, 2002